EXHIBIT 23(b)
                                                                   -------------



                        CONSENT OF INDEPENDENT AUDITORS'



The Board of Directors
Insilco Corporation:

We consent to the use of our audit report dated February 17, 2000, on the consolidated financial statements of Insilco Corporation as of December 31, 1999 and 1998 and for each of the years in the three-year period then ended incorporated herein by reference.


/S/ KPMG LLP

Columbus, Ohio
September 26, 2000